                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       ________________________________

                                   FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 15, 1999

                        Saxon Asset Securities Company
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


          Virginia                       34-0-20552               54-1810895
-----------------------------  ----------------------------  -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


                   4880 Cox Road, Glen Allen, Virginia 23060
                   -----------------------------------------
              (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400
                                                          --------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant. Not Applicable.

Item 2. Acquisition or Disposition of Assets. Not Applicable.

Item 3. Bankruptcy or Receivership. Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5. Other Events.

        On December 15, 1999, the Registrant acquired a pool of mortgage loans (the "Subsequent Mortgage Loans") from funds on hand in the pre-funding account pursuant to the Trust Agreement dated as of November 1, 1999, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee (as amended by the First Amendment, the "Trust Agreement"). The Subsequent Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Subsequent Mortgage Loans from various mortgage banking institutions. The Subsequent Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Subsequent Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

        The description of the Subsequent Mortgage Loans sold to the Trustee as of December 15, 1999, pursuant to the Trust Agreement begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable.

                        Banc of America Securities LLC
                                Current Balance
                                   Sast 99-5
                        Fixed Rate Mortgage Loan Group



-------------------------------------------------------------------------------------


                                                                       % of Current
                                              Principal Balance     Principal Balance
                                  Number      Outstanding as of     Outstanding as of
                                of Mortgage     the Statistical       the Statistical
     Principal Balance ($)         Loans      Calculation Date       Calculation Date
-------------------------------------------------------------------------------------
         0.01  -   25,000.00            101     $  2,278,468.30                  0.76%
    25,000.01  -   50,000.00            921       35,847,787.39                 11.95
    50,000.01  -   75,000.00          1,050       64,961,881.42                 21.66
    75,000.01  -  100,000.00            688       59,910,013.70                 19.97
   100,000.01  -  150,000.00            646       78,278,511.17                 26.09
   150,000.01  -  200,000.00            243       41,646,191.29                 13.88
   200,000.01  -  250,000.00             76       16,781,830.29                  5.59
   250,000.01  -  300,000.00              1          279,170.99                  0.09
-------------------------------------------------------------------------------------
             TOTAL                    3,726     $299,983,854.55                100.00%
=====================================================================================

                        Banc of America Securities LLC
                                Interest Rates
                                   Sast 99-5
                        Fixed Rate Mortgage Loan Group

-------------------------------------------------------------------------------------


                                                                   % of Current
                                              Principal Balance   Principal Balance
                                Number        Outstanding as of   Outstanding as of
                              of Mortgage       the Statistical     the Statistical
   Current Loan Rate (%)         Loans        Calculation Date     Calculation Date
-------------------------------------------------------------------------------------
 6.51 -  7.00                      3          $    591,946.56               0.20%
 7.01 -  7.50                      5               556,043.87               0.19
 7.51 -  7.75                      9             1,090,870.28               0.36
 7.76 -  8.00                     43             4,990,656.17               1.66
 8.01 -  8.25                     38             3,837,682.70               1.28
 8.26 -  8.50                    110            11,536,845.57               3.85
 8.51 -  8.75                    116            11,986,925.66               4.00
 8.76 -  9.00                    214            21,503,364.43               7.17
 9.01 -  9.25                    131            12,478,164.52               4.16
 9.26 -  9.50                    216            18,187,417.09               6.06
 9.51 -  9.75                    254            22,101,190.49               7.37
 9.76 - 10.00                    343            30,730,130.27              10.24
10.01 - 10.25                    188            14,798,351.80               4.93
10.26 - 10.50                    294            23,381,501.57               7.79
10.51 - 10.75                    230            18,641,008.88               6.21
10.76 - 11.00                    301            23,463,724.65               7.82
11.01 - 11.25                    160            10,983,139.19               3.66
11.26 - 11.50                    200            14,311,332.47               4.77
11.51 - 11.75                    154            10,128,972.49               3.38
11.76 - 12.00                    211            14,846,942.15               4.95
12.01 - 12.25                     71             4,549,049.39               1.52
12.26 - 12.50                    119             7,261,670.80               2.42
12.51 - 12.75                     66             3,941,751.76               1.31
12.76 - 13.00                     83             4,523,174.69               1.51
13.01 - 13.25                     31             1,666,624.07               0.56
13.26 - 13.50                     40             2,256,586.30               0.75
13.51 - 13.75                     39             2,082,326.31               0.69
13.76 - 14.00                     23             1,166,676.42               0.39
14.01 - 14.25                      4               161,570.31               0.05
14.26 - 14.50                     12             1,050,329.19               0.35
14.51 - 14.75                      6               571,236.60               0.19
14.76 - 15.00                      6               286,341.31               0.10
15.01 - 15.25                      3               205,155.77               0.07
15.26 - 15.50                      1                32,995.76               0.01
15.51 - 15.75                      2                82,155.06               0.03
-------------------------------------------------------------------------------------
           TOTAL               3,726          $299,983,854.55             100.00%
=====================================================================================

                        Banc of America Securities LLC
                             Combined Original LTV
                                   Sast 99-5
                        Fixed Rate Mortgage Loan Group


--------------------------------------------------------------------------------

                                                               % of Current
                                     Principal Balance      Principal Balance
                        Number       Outstanding as of      Outstanding as of
                      of Mortgage      the Statistical        the Statistical
   Original LTV          Loans        Calculation Date       Calculation Date
--------------------------------------------------------------------------------
10.001 -   15.000            2      $     82,494.92                0.03%
15.001 -   20.000            4           164,878.49                0.05
20.001 -   25.000           13           512,488.43                0.17
25.001 -   30.000           10           356,638.05                0.12
30.001 -   35.000           20           888,196.34                0.30
35.001 -   40.000           41         1,953,487.42                0.65
40.001 -   45.000           44         2,221,706.87                0.74
45.001 -   50.000           87         4,912,995.99                1.64
50.001 -   55.000           71         4,372,995.61                1.46
55.001 -   60.000          142         9,669,060.58                3.22
60.001 -   65.000          228        17,458,671.18                5.82
65.001 -   70.000          372        28,347,357.64                9.45
70.001 -   75.000          460        34,414,495.88               11.47
75.001 -   80.000          981        83,576,852.81               27.86
80.001 -   85.000          555        49,607,589.84               16.54
85.001 -   90.000          637        55,221,583.00               18.41
90.001 -   95.000           59         6,222,361.50                2.07
--------------------------------------------------------------------------------
       TOTAL             3,726      $299,983,854.55              100.00%
================================================================================


                        Banc of America Securities LLC
                          Remaining Amortization Term
                                   Sast 99-5
                        Fixed Rate Mortgage Loan Group


--------------------------------------------------------------------------------------

                                                                     % of Current
                                              Principal Balance    Principal Balance
                                  Number      Outstanding as of    Outstanding as of
                               of Mortgage      the Statistical      the Statistical
  Remaining Term (months)         Loans        Calculation Date     Calculation Date
--------------------------------------------------------------------------------------
 37  -  48                           1         $     19,348.59           0.01%
109  - 120                          17              896,032.17           0.30
133  - 144                          13              610,877.33           0.20
157  - 168                           3              117,661.22           0.04
169  - 180                         390           22,884,937.13           7.63
229  - 240                          80            5,235,378.75           1.75
289  - 300                          10              547,568.72           0.18
313  - 324                           1               22,256.72           0.01
325  - 336                           5              446,059.34           0.15
337  - 348                          20            1,675,858.16           0.56
349  - 360                       3,186          267,527,876.42          89.18
--------------------------------------------------------------------------------------
               TOTAL             3,726         $299,983,854.55         100.00%
======================================================================================

                        Banc of America Securities LLC
                                   Occupancy
                                   Sast 99-5
                        Fixed Rate Mortgage Loan Group


---------------------------------------------------------------------------------------------------

                                                                                   % of Current
                                                          Principal Balance       Principal Balance
                                          Number          Outstanding as of       Outstanding as of
                                        of Mortgage        the Statistical         the Statistical
 Stated Occupancy Status                  Loans           Calculation Date         Calculation Date
---------------------------------------------------------------------------------------------------
Primary Home                                 3,272        $ 271,814,746.32                    90.61%
Investor                                       424           25,609,996.06                     8.54
Second Home                                     30            2,559,112.17                     0.85
---------------------------------------------------------------------------------------------------
      TOTAL                                  3,726        $ 299,983,854.55                   100.00%
===================================================================================================


                            Banc of America Securities LLC
                                     Documentation
                                       Sast 99-5
                            Fixed Rate Mortgage Loan Group

------------------------------------------------------------------------------


                                                               % of Current
                                         Principal Balance   Principal Balance
                          Number         Outstanding as of   Outstanding as of
                        of Mortgage       the Statistical      the Statistical
 Documentation            Loans          Calculation Date     Calculation Date
------------------------------------------------------------------------------
Full Documentation           3,060        $240,994,875.98                80.34%
Limited Documentation          159          15,610,895.11                 5.20
Stated Documentation           476          41,050,302.96                13.68
No Ratio                        31           2,327,780.50                 0.78
------------------------------------------------------------------------------
    TOTAL                    3,726        $299,983,854.55               100.00%
==============================================================================



                        Banc of America Securities LLC
                                    Purpose
                                   Sast 99-5
                        Fixed Rate Mortgage Loan Group

-------------------------------------------------------------------------------


                                                                % of Current
                                        Principal Balance     Principal Balance
                          Number        Outstanding as of     Outstanding as of
                        of Mortgage      the Statistical       the Statistical
    Purpose               Loans          Calculation Date     Calculation Date
-------------------------------------------------------------------------------
Refinance(no cash out)         461       $  42,680,329.14                 14.23%
Refinance(cash out)          2,371         185,211,859.99                 61.74
Purchase                       894          72,091,665.42                 24.03
-------------------------------------------------------------------------------
     TOTAL                   3,726       $ 299,983,854.55                100.00%
===============================================================================



                             Banc of America Securities LLC
                                     Property Type
                                       Sast 99-5
                             Fixed Rate Mortgage Loan Group

----------------------------------------------------------------------------


                                                             % of Current
                                       Principal Balance   Principal Balance
                           Number      Outstanding as of   Outstanding as of
                         of Mortgage    the Statistical     the Statistical
      Property Type        Loans       Calculation Date    Calculation Date
----------------------------------------------------------------------------
DeMinimus PUD                     1    $     139,436.62                 0.05%
Manufactured Housing            157        9,346,433.60                 3.12
PUD                             112       12,070,239.39                 4.02
Townhouses                       39        2,512,656.78                 0.84
2-4 Family                      245       21,373,302.64                 7.12
High Rise Condo                  16        1,346,303.20                 0.45
Low Rise Condo                   93        6,069,333.62                 2.02
Single Family Detached        2,999      243,032,474.91                81.02
Single Family Attached           64        4,093,673.79                 1.36
----------------------------------------------------------------------------
       TOTAL                  3,726    $ 299,983,854.55               100.00%
============================================================================

                        Banc of America Securities LLC
                                     State
                                   Sast 99-5
                        Fixed Rate Mortgage Loan Group

--------------------------------------------------------------------------------------
                                                                       % of Current
                                            Principal Balance      Principal Balance
                              Number        Outstanding as of      Outstanding as of
                            of Mortage       the Statistical        the Statistical
  State or Territory           Loans        Calculation Date        Calculation Date
--------------------------------------------------------------------------------------
Alaska                               6        $    786,476.91                   0.26%
Arizona                             84           7,685,585.64                   2.56
Arkansas                            39           2,208,004.85                   0.74
California                         331          38,809,691.85                  12.94
Colorado                            72           7,561,433.92                   2.52
Connecticut                         54           4,724,816.76                   1.58
Deleware                            27           2,066,958.53                   0.69
District of Comumbia                 6             531,244.63                   0.18
Florida                            263          19,257,303.97                   6.42
Georgia                            219          16,872,456.77                   5.62
Hawaii                              35           4,851,262.42                   1.62
Idaho                               33           2,092,369.60                   0.70
Illinois                           169          14,193,251.85                   4.73
Indiana                            160           9,055,709.07                   3.02
Iowa                                54           3,613,836.47                   1.20
Kansas                              41           2,943,147.06                   0.98
Kentucky                            42           2,509,889.52                   0.84
Louisiana                          101           5,927,804.90                   1.98
Maine                                4             418,945.25                   0.14
Maryland                            42           4,010,954.12                   1.34
Massachusetts                       14           1,477,203.05                   0.49
Michigan                           178          12,431,752.52                   4.14
Minnesota                           66           6,556,901.02                   2.19
Mississippi                         31           1,957,115.57                   0.65
Missouri                           124           8,509,099.11                   2.84
Montana                              6             413,152.37                   0.14
Nebraska                            26           1,866,659.93                   0.62
Nevada                              26           2,205,205.92                   0.74
New Hampshire                        2             174,146.99                   0.06
New Jersey                          61           7,008,022.47                   2.34
New Mexico                          32           2,781,041.28                   0.93
New York                            56           6,541,454.71                   2.18
North Carolina                     104           7,408,335.71                   2.47
North Dakota                         2              80,160.39                   0.03
Ohio                               211          14,789,853.18                   4.93
Oklahoma                            55           3,584,633.04                   1.19
Oregon                              49           4,783,822.46                   1.59
Pennsylvania                       180          12,744,077.96                   4.25
Rhode Island                         8             680,678.01                   0.23
South Carolina                      34           2,656,370.13                   0.89
Tennessee                          175          10,854,691.66                   3.62
Texas                              217          15,774,143.20                   5.26
Utah                                32           3,617,073.30                   1.21
Vermont                              1              84,839.44                   0.03
Virginia                           113           9,284,144.67                   3.09
Washington                          57           6,290,332.60                   2.10
West Virginia                       22           1,329,994.01                   0.44
Wisconsin                           62           3,977,805.76                   1.33
--------------------------------------------------------------------------------------
        TOTAL                    3,726        $299,983,854.55                 100.00%
======================================================================================

                       Banc of America Securities LLC
                                Credit Grade
                                  Sast 99-5
                       Fixed Rate Mortgage Loan Group

-------------------------------------------------------------------------
                                                          % of Current
                                  Principal Balance     Principal Balance
                    Number        Outstanding as of     Outstanding as of
                  of Mortgage      the Statistical       the Statistical
 Credit Grade       Loans        Calculation Date       Calculation Date
-------------------------------------------------------------------------
A+                       439       $  39,288,886.20                 13.10%
A                        521          45,856,026.45                 15.29
A-                     1,366         114,375,879.17                 38.13
B                        809          62,319,158.99                 20.77
C                        520          33,362,752.45                 11.12
D                         71           4,781,151.29                  1.59
-------------------------------------------------------------------------
TOTAL                  3,726       $ 299,983,854.55                100.00%
=========================================================================



                        Banc of America Securities LLC
                                  Fico Scores
                                   Sast 99-5
                        Fixed Rate Mortgage Loan Group

-----------------------------------------------------------------------------
                                                             % of Current
                                     Principal Balance      Principal Balance
                       Number        Outstanding as of      Outstanding as of
     Range of        of Mortgage      the Statistical        the Statistical
   Fico Scores         Loans         Calculation Date       Calculation Date
-----------------------------------------------------------------------------
801 to 850                    3      $      149,865.28                   0.05%
751 to 800                   44           3,623,745.26                   1.21
701 to 750                  130          10,704,855.49                   3.57
651 to 700                  358          31,265,325.84                  10.42
601 to 650                  784          69,684,629.93                  23.23
551 to 600                1,148          90,339,144.31                  30.11
501 to 550                  840          62,792,542.78                  20.93
451 to 500                  182          14,231,121.07                   4.74
401 to 450                   10             976,232.82                   0.33
Unknown Scores              227          16,216,391.77                   5.41
-----------------------------------------------------------------------------
    TOTAL                 3,726      $  299,983,854.55                 100.00%
=============================================================================

Item 6.   Resignations of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits
          (a)  Financial statements of businesses acquired. Not Applicable.
          (b)  Pro forma financial information. Not Applicable.
          (c)  Exhibits. Not Applicable.

Item 8.   Change in Fiscal Year.  Not Applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S. Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SAXON ASSET SECURITIES COMPANY


                                          By:  /s/ Bradley D. Adams
                                               --------------------
                                               Bradley D. Adams, Vice President


December 17, 1999